GoDaddy

Q3 2017 Results

November 6, 2017

GoDaddy™

GoDaddy

Forward-Looking Statements

This presentation contains forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on estimates and information available to us at the time of this press release and are not guarantees of future performance. Statements in this release involve risks, uncertainties and assumptions. If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: launches of new or expansion of existing products or services, any projections of product or service availability, technology developments and innovation, customer growth, or other future events; any statements about historical results that may suggest future trends for our business; any statements regarding our plans, strategies or objectives with respect to future operations, including international expansion plans; any statements regarding integration of recent or planned acquisitions, any statements regarding our future financial results; statements concerning GoDaddy's ability to integrate its acquisition of HEG, and the projected impact of the acquisition on GoDaddy's business and results of operations; and any statements of assumptions underlying any of the foregoing.

Actual results could differ materially from our current expectations as a result of many factors, including, but not limited to: the unpredictable nature of our rapidly evolving market; fluctuations in our financial and operating results; our rate of growth; interruptions or delays in our service or our web hosting; breaches of our security measures; the impact of any previous or future acquisitions; our ability to continue to release, and gain customer acceptance of, our existing and future products and services; our ability to manage our growth; our ability to hire, retain and motivate employees; the effects of competition; technological, regulatory and legal developments; intellectual property litigation; and developments in the economy, financial markets and credit markets.

Additional risks and uncertainties that could affect GoDaddy's financial results are included in the other filings we make with the SEC from time to time, including under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the GoDaddy's Annual Report on Form 10-K for the year ended December 31, 2016 and the risk factors described in the Company's Current Report on Form 8-K filed May 3, 2017, which are available on GoDaddy's website at https://investors.godaddy.net and on the SEC's website at www.sec.gov. Risks related to HEG include retention of customers and, GoDaddy's ability to integrate. Additional information will also be set forth in other filings that GoDaddy makes with the SEC from time to time. All forward-looking statements in this press release are based on information available to GoDaddy as of the date hereof. GoDaddy does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes certain non-GAAP financial measures and other operating metrics. We believe that these non-GAAP financial measures and other operating metrics are useful as a supplement in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. The non-GAAP financial measures included in this presentation should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation between each non-GAAP financial measure and its nearest GAAP equivalent is included on slides 15-17 of this presentation.

GoDaddy

Our vision is to radically shift the global economy toward life-fulfilling independent ventures.


BREWHEMIA
BREWHEMIA
ESPRESSO • FOOD • BEER

Brad & Andrea
brewhemia.com

GoDaddy

Q3 2017 Top Line

Customers
Millions



14.5
17.1
18% Growth
Q3 2016
Q3 2017

ARPU
$



$127
$134
5% Growth
Q3 2016
Q3 2017

Revenue
$ Millions



$472
$582
$53 HEG
$529
GoDaddy
23% Growth
Q3 2016
Q3 2017‡

YoY growth 24% measured in constant currency.

Bookings
$ Millions



$534
$668
25% Growth
Q3 2016
Q3 2017

YoY growth 25% measured in constant currency.

†Consolidated ARPU includes four quarters of GoDaddy revenue and two quarters of HEG revenue.
‡Q317 YOY organic revenue growth was ~12% and includes an approximately $7.5M purchase accounting adjustment related to HEG.
Unless otherwise noted, all numbers are as of September 30, 2017.

GoDaddy

Pro Managed WordPress

Features

- High-performance and highly-reliable hosting
- End-to-end security
- Essential tools to efficiently manage multiple clients and sites
- SSL on every domain
- Sucuri site monitoring, backup and firewall
- WordPress-centric 24/7 expert customer support service

Technology

- Modern open stack platform
- Containerized, isolated environment for every site
- Latest technologies for enhanced performance, scalability and security
- Multiple layers of caching
- Built in redundancy

Unless otherwise noted, all numbers are as of September 30, 2017.

Powered by the latest, most advanced technologies.

Pro Managed WordPress features rewards and tools designed specifically for Web Pros.

Plans include advanced hosting features differentiated by number of sites.


Site and client management tools.
Built to outperform.
Technical details


NEW! Pro Managed WordPress Hosting
Redesigned to change minds and impress the skeptics.
An advanced hosting platform with powerful management tools.
Get Started
Powerful management tools
Manage multiple sites and clients

GoDaddy

Accomplishments & Future

Our Accomplishments

Strong value proposition for our customers.

Scaled international business with growth and attractive LTV/CAC addressing global needs.

Tech platform and care with genuine distinction.

Meaningful top-line and cash flow growth.

Our Future

Product and tech innovation in anchor and expanding categories.

International opportunity still large.

Deeper customer engagement.

Greater use of the public cloud.

GoDaddy

GoCentral

Strong Momentum

- Continued solid adoption rates
- Increasing conversion from free to paid
- Rising Net Promoter scores
- Positive customer feedback

Rapid Product Iteration

- Simplicity and ease of use remains core
- Better imagery for hundreds of verticals
- Lighting up new verticals
- Benchmark studies show GoCentral fastest and most performant
- Enabling new SMB use cases soon

Build a better website...

Build, customize, or update your fully mobile-responsive site on-the-go entirely from a phone or tablet.



Freshly Brewed, Family Owned
About Us



Sales
Products
Café Faba
Manage your store
Check and fulfill orders, manage products,
Manage Store
Integrated Marketing & eCommerce



GoCentral
Easy and elegant site-building.
About
Content
Layout

Exceptional Unlevered Free Cash Flow (uFCF)

uFCF
$ Millions



20.2%
23.5%
$96
$137
44% Growth
Q3 2016
Q3 2017
uFCF
% of Revenue

Trailing Twelve Month uFCF
$ Millions



$263
$294
$310
$317
$332
$357
$370
$421
$463
CAGR = 33%
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017

Unless otherwise noted, all numbers are as of September 30, 2017.

GoDaddy

Domains Outgrowing Industry

Revenue
$ Millions


$237
$272
15% Growth
Q3 2016
Q3 2017

Better
and differentiated search across the desktop and mobile devices.

Continued
strong renewals.

Broader
domain secondary market bringing liquidity to a growing aftermarket.

More
inventory with hundreds of TLDs.




artaroundtown.xyz
Continue to Cart
Yes! Your domain is available. Buy it before someone else does.
artaroundtown.xyz
$14.99* $0.99*
Add to Cart
artaroundtown.co Add this: $11.99
Get 3 and Save 72%
$60.97* $17.00*
Add to Cart
artaroundtown.org
artaroundtown.info
artaroundtown.biz
Protect your name with these domains:
artaroundtown.com
premium
$4,788.00*
+ $14.99*/year
Add to Cart

Unless otherwise noted, all numbers are as of September 30, 2017.

GoDaddy

Faster Growth in Hosting & Presence

Revenue
$ Millions


$174
$226
30% Growth
Q3 2016
Q3 2017

Build, customize, or update your fully mobile-responsive site on-the-go entirely from a phone or tablet.


Freshly Brewed,
Family Owned
About Us

Integrated Marketing & eCommerce



GoCentral
Easy and elegant site-building.


About
Content
Layout

Unless otherwise noted, all numbers are as of September 30, 2017.

GoDaddy

Strong Growth in Business Apps

Revenue
$ Millions


$61
$85
38% Growth
Q3 2016
Q3 2017

Email Marketing
Integrated with **GoCentral**.


Email all your customers before your first cup of coffee.
Up & Running
Pro


Professional email that shows the world you mean business.
Build trust with email that matches your domain.
LILY'S BIKE SHOP
info@LilysBikeShop.com
Email Essentials
Online Essentials
Business Premium
Premium Security

Workspace
Renewals remain strong.

Microsoft Office 365
Continued strong adoption bundled with domains.


Microsoft® Office 365 from GoDaddy
The Office you know – only way better.
Simple set up, expert 24/7 support and more.
More than 10 employees? Find out how Office 365 works for larger teams.
Get Started
Most Popular
Business Premium
All the Office tools, plus email that's as professional as

Unless otherwise noted, all numbers are as of September 30, 2017.

GoDaddy

Bold Expansion Globally

International Revenue

$ Millions


$198
$131
51% Growth
Q3 2016
Q3 2017

YoY growth 52% measured in constant currency.

50+ Markets and 100+ Countries



Unless otherwise noted, all numbers are as of September 30, 2017.

GoDaddy's Global Leadership

17M customers

73M domains

7K employees

Expect $20M in annualized from HEG integration synergies in 2018.

Executing on multiple cost opportunities with HEG integration.

Integrated European Customer Care operation with A+ support and consultative sales underway.

GoDaddy EMEA focus on optimized pricing and returns on marketing dollars.

Continued roll-out of GoDaddy products to HEG customers.

Unless otherwise noted, all numbers are as of September 30, 2017 and include HEG.

Q4 & Full Year 2017 Outlook

	Q4 2017	Full Year 2017
Revenue	$591M-$596M ~22% growth	$2,221M-$2,226M ~20% growth
Unlevered Free Cash Flow		$485M 36% growth

GoDaddy

Non-GAAP Reconciliation: Bookings & uFCF

Reconciliation of Bookings ($M)	Three Months Ended Sept 30		Nine Months Ended Sept 30	
	2016	2017	2016	2017
Total revenue	$472.1	$582.2	$1,362.0	$1,629.7
Change in deferred revenue	27.3	44.5	158.3	204.3
Net refunds	35.4	43.4	108.8	125.1
Other	(0.5)	(2.1)	1.6	1.2
Total Bookings	**$534.3**	**$668.0**	**$1,630.7**	**$1,960.3**

Reconciliation of Unlevered Free Cash Flow ($M)	Three Months Ended Sept 30		Nine Months Ended Sept 30	
	2016	2017	2016	2017
Net cash provided by operating activities	$99.7	$131.4	$297.4	$371.3
Impact of discontinued operations	—	(0.5)	—	(3.5)
Cash paid for interest	11.7	24.6	35.0	59.3
Cash paid for acquisition and sponsor-related costs	0.4	5.4	0.8	29.4
Capital expenditures	(16.2)	(23.7)	(42.8)	(60.2)
Cash paid for tax-related distributions	—	—	(10.3)	(10.0)
Unlevered Free Cash Flow	**$95.6**	**$137.2**	**$280.1**	**$386.3**

GoDaddy

Non-GAAP Reconciliation: Net Debt

Reconciliation of Net Debt (in millions)	September 30, 2017 Actual
Current portion of long-term debt	$16.1
Long-term debt	2,415.8
Unamortized original issue discount on long-term debt	34.0
Unamortized debt issuance costs	22.7
Total debt	$2,488.6
Less: Cash and cash equivalents	(536.9)
Less: Short-term investments	(16.4)
Net Debt	**$1,935.3**

GoDaddy

Non-GAAP Reconciliation: Trailing Twelve Months & uFCF

Reconciliation of uFCF ($M)	Q3-15	Q4-15	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17
Net cash provided by operating activities	$223.8	$259.2	$292.4	$337.5	$358.5	$386.5	$407.8	$428.7	$460.4
Impact of discontinued operations	—	—	—	—	—	—	—	(3.0)	(3.5)
Cash paid for interest	68.3	59.1	50.1	47.0	46.8	46.5	43.7	57.9	70.8
Cash paid for acquisition and sponsor-related costs	31.7	31.9	31.6	2.0	2.0	3.5	8.7	27.1	32.1
Capital expenditures	(60.8)	(55.8)	(59.6)	(59.4)	(64.3)	(61.5)	(69.3)	(71.4)	(78.9)
Cash paid for tax-related distributions	—	(0.3)	(4.9)	(10.6)	(10.6)	(18.3)	(20.7)	(18.0)	(18.0)
Unlevered Free Cash Flow	**$263.0**	**$294.1**	**$309.6**	**$316.5**	**$332.4**	**$356.7**	**$370.2**	**$421.3**	**$462.9**

GoDaddy™

2017